SECURITIES AND EXCHANGE COMMISSION

                  WASHINGTON, D.C. 20549

                  ----------------------

                         FORM 8-K

                      CURRENT REPORT

          PURSUANT TO SECTION 13 OR 15(d) OF THE
              SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 25, 1996

TRUST CREATED BY MIDLAND REALTY ACCEPTANCE CORP. (under a Pooling and Servicing Agreement dated as of September 1, 1996, which Trust is the Issuer of Commercial Mortgage Pass-Through Certificates, Series 1996-C1)
      (Exact name of registrant as specified in its charter)

                        New York
    (State or other jurisdiction of incorporation)


         333-3885-1                            36-4106421
  (Commission File Number)             (IRS Employer Identification No.)

135 South LaSalle Street, Suite 1740, Chicago, IL               60603
  (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:  (800) 246-5761


                        Not applicable
(Former name or former address, if changed since last report)


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
            INFORMATION AND EXHIBITS

Exhibit 1   Underwriting Agreement Relating to Midland Realty
            Acceptance Corp., Commercial Mortgage
            Pass-Through Certificates, Series 1996-C1

Exhibit 4   Pooling and Servicing Agreement Relating to
            Midland Realty Acceptance   Corp., Commercial Mortgage
            Pass-Through Certificates, Series 1996-C1


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                        SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                       MIDLAND LOAN SERVICES, L.P., not in
its individual             capacity, but solely as duly
authorized agent of the             Registrant pursuant to
Section 3.20 of the Pooling and          Servicing
Agreement, dated as of September 1, 1996

                       By: Midland Data Systems, Inc., its General Partner

                           By:/s/ Lawrence D. Ashley
                           Lawrence D. Ashley, Director of MBS Programs

Date: October 9, 1996








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                       EXHIBIT INDEX

     Exhibit No.                    Description

         1                          Underwriting Agreement
                                    Relating to Midland
                                    Realty Acceptance
                                    Corp., Commercial
                                    Mortgage Pass- Through
                                    Certificates, Series
                                    1996- C1

         4                          Pooling and Servicing
                                    Agreement Relating to
                                    Midland Realty
                                    Acceptance Corp.,
                                    Commercial Mortgage
                                    Pass-Through
                                    Certificates, Series
                                    1996-C1






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